UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	October 16, 2006

OSHKOSH TRUCK CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On October 16, 2006, Oshkosh Truck Corporation (“Oshkosh Truck”) issued a press release announcing that it had entered into a definitive merger agreement (the “Merger Agreement”) to acquire JLG Industries, Inc. (“JLG Industries”), in a merger transaction by which JLG Industries will become a wholly-owned subsidiary of Oshkosh Truck (the “Merger”). Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, Oshkosh Truck will acquire all of the outstanding shares of JLG Industries common stock for a cash amount of $28.00 per share. Oshkosh Truck will finance the transaction with a $3.5 billion bank facility.

The consummation of the Merger is subject to the approval of JLG Industries’s shareholders, receipt of necessary approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and applicable foreign regulatory authorities, and other customary closing conditions. The Merger is expected to close within 90 days of the date of the Merger Agreement.

A copy of the press release announcing Oshkosh Truck’s entry into the Merger Agreement is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

On October 16, 2006, Oshkosh Truck will hold a conference call for investors and analysts in connection with the announcement of the Merger Agreement. The presentation slides which will be used in the conference call are attached as Exhibit 99.2 and are incorporated herein by reference.

Additional Information and Where to Find It

This current report on Form 8-K may be deemed to be solicitation material in respect of the proposed acquisition of JLG Industries by Oshkosh Truck. In connection with the proposed acquisition, JLG Industries plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF JLG INDUSTRIES ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to shareholders of JLG Industries. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by JLG Industries with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and JLG Industries’s other filings with the SEC may also be obtained from JLG Industries. Free copies of JLG Industries’s filings may be obtained by directing a request to JLG Industries, Inc., 13224 Fountainhead Plaza, Hagerstown, Maryland 21742-2678, Attention: Investor Relations.

Oshkosh Truck, JLG Industries and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from JLG Industries’s shareholders in favor of the proposed acquisition. Information regarding Oshkosh Truck’s directors and executive officers is available in Oshkosh Truck’s proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on December 20, 2005. Information regarding JLG Industries’s directors and executive officers is available in JLG Industries’s proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on October 2, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01         Exhibits.

                (d)

Exhibit No.	Description
99.1	Oshkosh Truck Corporation Press Release, dated October 16, 2006

99.2	Presentation Slides from Investor Conference Call, October 16, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH TRUCK CORPORATION

Date: October 16, 2006	By:	/s/ Bryan J. Blankfield
Bryan J. Blankfield
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Oshkosh Truck Corporation Press Release, dated October 16, 2006

99.2	Presentation Slides from Investor Conference Call, October 16, 2006